Government grant	12 Months Ended
Dec. 31, 2022
Disclosure Of Government Grants [Abstract]
Government grant [Text Block]

10.  Government grant

Due to the global outbreak of the Novel Coronavirus ("COVID-19"), the federal government of Canada introduced the Canada Emergency Business Account ("CEBA"). CEBA provided an interest-free loan ("CEBA") of $60,000 to eligible businesses. The CEBA loan has an initial term that expires on December 31, 2023 throughout which the CEBA Loan remains interest free. Repayment of $40,000 by December 31, 2023 results in a $20,000 loan forgiveness. If the balance is not paid prior to December 31, 2023, the remaining balance will be converted to a 3-year term loan at 5% annual interest, paid monthly effective January 1, 2024. The full balance must be repaid by no later than December 31, 2026.

Pursuant to IAS 20 Accounting for Government Grants and Disclosure of Government Assistance, the benefit of a government loan at below market rate is treated as a government grant and measured in accordance with IFRS 9, Financial Instruments. The benefit of below market rate shall be measured as the difference between the initial carrying value of the loan (being the present value of a similar loan at market rates) and the proceeds received. The Company has estimated the initial carrying value of the CEBA loan at $26,663 using a discount rate of 18% which was the estimated rate for a similar loan without the interest - free component. The difference of $13,378 will be accreted to the loan liability over the term of the CEBA Loan and offset to other income on the statement of loss and comprehensive loss.

During the year ended December 31, 2022, totalaccretion expense recognized for the CEBA loan amounted to $6,701 (December 31, 2021 - $5,528). In addition, the Company recognized $2,818 (2021: $2,819) in Government Grant Income.